TAXES	12 Months Ended
Dec. 31, 2017
Disclosure Of Taxes [Abstract]
Disclosure of income tax [text block]
11. TAXES

The following table reconciles Vermilion’s deferred tax asset and liability:

	As at
($M)	Dec 31, 2017	Dec 31, 2016
Deferred tax liabilities:
Capital assets	(259,236)	(265,772)
Non-capital losses	34,703	20,561
Asset retirement obligations	(27,868)	(20,577)
Unrealized foreign exchange	(13,355)	(15,386)
Derivative contracts	11,386	—
Other	1,262	(2,359)
Deferred tax liabilities	(253,108)	(283,533)
Deferred tax assets:
Non-capital losses	342,202	155,447
Capital assets	(294,178)	(55,718)
Asset retirement obligations	28,056	28,960
Derivative contracts	10,164	18,806
Unrealized foreign exchange	(7,927)	(72)
Other	2,007	4,623
Deferred tax assets	80,324	152,046

Income tax expense differs from the amount that would have been expected if the reported earnings had been subject only to the statutory Canadian income tax rate as follows:

	Year Ended
($M)	Dec 31, 2017	Dec 31, 2016
Earnings (loss) before income taxes	124,482	(223,228)
Canadian corporate tax rate	27.0%	27.0%
Expected tax expense (recovery)	33,610	(60,272)
Increase (decrease) in taxes resulting from:
Petroleum resource rent tax rate (PRRT) differential (1)	3,531	1,064
Foreign tax rate differentials (1), (2)	7,146	(16,675)
Equity based compensation expense	10,343	14,987
Amended returns and changes to estimated tax pools and tax positions	(17,246)	6,451
Statutory rate changes and the estimated reversal rates associated with temporary differences (3)	(16,449)	(53,150)
De-recognition of deferred tax assets	44,608	46,253
Adjustment for uncertain tax positions	2,191	3,675
Other non-deductible items	(5,510)	(5,510)
Provision for income taxes	62,224	(63,177)
(1)	In Australia, current taxes include both corporate income tax rates and PRRT. Corporate income tax rates were applied at a rate of 30% and PRRT was applied at a rate of 40%.
(2)	The applicable tax rates for 2017 were: 34.4% in France, 50.0% in the Netherlands, 26.3% in Germany, 25% in Ireland, and 35% in the United States.
(3)
On December 22, 2017, the Tax Cuts and Jobs Act was signed into law in the United States reducing the U.S. federal corporate income tax rate from 35% to 21%. On December 21, 2017, the French Parliament approved the Finance Bill for 2018. The Finance Bill for 2018 provides for a progressive decrease of the French standard corporate income tax rate from 34.43% to 25.825% by 2022.

At December 31, 2017, Vermilion had $2.0 billion (2016 - $1.0 billion) of unused tax losses of which $0.5 billion (2016 - $0.5 billion) related to Vermilion's Canada segment and expire between 2030 and 2037. The majority of the remaining unused tax losses relate to Vermilion's Ireland segment and do not expire. The year-over-year increase in unused tax losses is due to a reclassification of Vermilion's Ireland tax pools from capital asset tax pools to tax loss pools - both types of tax pools can be applied directly against taxable income and neither type of tax pool is subject to expiration.

At December 31, 2017, Vermilion has de-recognized $145.6 million (2016 - $96.1 million) of deferred tax assets relating to the aforementioned non-expiring tax loss pools in Ireland as there is uncertainty as to the Company’s ability to fully utilize such losses based on forecasted commodity prices in effect as at December 31, 2017.

The aggregate amount of temporary differences associated with investments in subsidiaries for which deferred tax liabilities have not been recognized as at December 31, 2017 is approximately $1.2 billion (2016 – approximately $1.5 billion).